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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                 JUNE 28, 1999


                               GENZYME CORPORATION
             (Exact name of registrant as specified in its charter)



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
          MASSACHUSETTS                               0-14680                                06-1047163
  (State or other jurisdiction                   (Commission File                           (IRS Employer
       of incorporation)                              Number)                            Identification No.)
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               ONE KENDALL SQUARE, CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (617) 252-7500
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NOTE REGARDING FORWARD-LOOKING STATEMENTS:

     This report on Form 8-K (including the exhibits hereto for Genzyme Corporation ("Genzyme" or the "Company")) contains forward-looking statements concerning, among other things, the Company's expected future revenues, operations and expenditures. All such forward-looking statements are necessarily only estimates of future results and the actual results achieved by the Company may differ materially from these projections due to a number of factors, including (i) the Company's ability to successfully complete preclinical and clinical development and obtain timely regulatory approval and patent and other proprietary rights protection of its products and services, (ii) the content and timing of decisions made by the U.S. Food and Drug Administration (the "FDA") and other agencies regarding the indications for which the Company's products may be approved, (iii) the accuracy of the Company's estimates of the size and characteristics of markets to be addressed by the Company's products and services, (iv) market acceptance of the Company's products and services, (v) the Company's ability to obtain reimbursement for its products from third-party payers, where appropriate, and (vi) the accuracy of the Company's information concerning the products and resources of competitors and potential competitors. See also "Factors Affecting Future Operating Results" under the headings (x) "Management's Discussion and Analysis of Genzyme General's Financial Condition and Results of Operations" and "Management's Discussion and Analysis of Genzyme Corporation and Subsidiaries' Financial Condition and Results of Operations" in the Genzyme General Annual Report for the fiscal year ended December 31, 1998 (the "1998 Genzyme General Annual Report"), (y) "Management's Discussion and Analysis of Genzyme Tissue Repair's Financial Condition and Results of Operations" in the Genzyme Tissue Repair Annual Report for the fiscal year ended December 31, 1998 (the "1998 GTR Annual Report") and (z) "Management's Discussion and Analysis of Genzyme Molecular Oncology Division's ("Genzyme Molecular Oncology" or "GMO") Financial Condition and Results of Operations" in the Genzyme Molecular Oncology Annual Report for the fiscal year ended December 31, 1998 (the "1998 GMO Annual Report") set forth in Exhibits 13.1, 13.2 and 13.3, respectively, to Genzyme's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 (the "1998 Genzyme 10-K").

ITEM 5.           OTHER EVENTS.

     On June 28, 1999, Genzyme Corporation distributed 0.17901 of a share of Genzyme Surgical Products Division Common Stock, which we refer to as GZSP Stock, for each share of Genzyme General Division Common Stock held as of the close of business on the record date, which was June 14, 1999. We distributed approximately 14.8 million shares of GZSP Stock and paid cash for fractional shares at a rate of $25 per share. We also reserved 1,130,123 shares of GZSP Stock for future issuance upon conversion of our 5 1/4% convertible subordinated notes due 2005 and 327 shares for future issuance in connection with distributions from existing stock accounts under our directors' deferred compensation plan. GZSP Stock began trading on The Nasdaq National Market(R) under the ticker symbol GZSP on June 28, 1999.

     GZSP Stock is intended to reflect the value and track the performance of our Genzyme Surgical Products Division. We created the Genzyme Surgical Products Division from our existing surgical products business, which was previously operated as a business unit of our Genzyme General Division. Upon formation, Genzyme Surgical Products Division was also funded with $150 million in cash from Genzyme General Division. The Supplemental Combined Financial Statements filed herewith reflect the financial position and results of Genzyme General Division after giving effect for the distribution of GZSP Stock and the creation of Genzyme Surgical Products Division.

ITEM 7.           EXHIBITS.



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
       Number              Description
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
        23                 Consent of PricewaterhouseCoopers LLP, independent
                           accountants. Filed herewith.

        27.1 Restated Financial Data Schedule for the three months ended March 31, 1999. Filed herewith.

        27.2 Restated Financial Data Schedule for the year ended December 31, 1998. Filed herewith.

        27.3 Restated Financial Data Schedule for the three months ended March 31, 1998. Filed herewith.

        27.4 Restated Financial Data Schedule for the year ended December 31, 1997. Filed herewith.

        27.5 Restated Financial Data Schedule for the year ended December 31, 1996. Filed herewith.

        99 Genzyme General Division Supplemental Combined Financial Statements. Filed herewith.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   June 30, 1999                GENZYME CORPORATION



                                      By: /s/ Michael S. Wyzga
                                          ------------------------------------
                                          Name:  Michael S. Wyzga
                                          Title: Senior Vice President, Finance
                                                 and Chief Financial Officer


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                                  EXHIBIT INDEX


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
Number               Description
------               -----------

  23 Consent of PricewaterhouseCoopers LLP, independent accountants. Filed herewith.

  27.1 Restated Financial Data Schedule for the three months ended March 31, 1999. Filed herewith.

  27.2 Restated Financial Data Schedule for the year ended December 31, 1998. Filed herewith.

  27.3 Restated Financial Data Schedule for the three months ended March 31, 1998. Filed herewith.

  27.4 Restated Financial Data Schedule for the year ended December 31, 1997. Filed herewith.

  27.5 Restated Financial Data Schedule for the year ended December 31, 1996. Filed herewith.

  99 Genzyme General Division Supplemental Combined Financial Statements. Filed herewith.

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